UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 22, 2004

                          FRANKLIN CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                  1-9727            13-3419202
       (State or Other           (Commission        (IRS Employer
       jurisdiction of           File Number)      Identification No.)
       incorporation)

              450 Park Avenue, 20th Floor
                      New York, N.Y.                     10022
        (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (212) 486-2323

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                           FORWARD LOOKING STATEMENTS

      Certain statements in this Form 8-K, including statements prefaced by the words "anticipates", "estimates", "believes", "expects" or words of similar meaning, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            At a Special Meeting of Stockholders of Franklin Capital Corporation (the "Company") held on October 22, 2004, the following persons were elected as Directors of the Company: Brigadier General (Ret.) Lytle Brown III, Herbert Langsam, Alice M. Campbell and Louis Glazer, as replacements for the following Directors who did not stand for reelection: Stephen L. Brown, David T. Lender, Irving Levine and Laurence I. Foster.

      Following the Special Meeting, Stephen L. Brown resigned from his positions as the Company's Chairman and Chief Executive Officer and Hiram M. Lazar resigned from his positions as the Company's Chief Financial Officer and Secretary. In order to fill the vacancies created by these resignations, the newly elected Board of Directors elected Milton "Todd" Ault III to serve as the Company's Chairman and Chief Executive Officer and Lynne Silverstein to serve as the Company's President and Secretary.

            Mr. Ault, age 34, has served as a director of the Company since June 23, 2004. He is the co-founder, in 1998, the controlling and managing member and chief investment officer of Ault Glazer & Company Investment Management LLC ("Ault Glazer"), a private investment management firm headquartered in Santa Monica, California that manages an estimated $15 million in individual client accounts and private investment funds. Mr. Ault also serves on the board of directors of Definitely for Kids, a philanthropic organization devoted to assisting hearing-impaired children. Prior to founding Ault Glazer, Mr. Ault served as a portfolio manager and regional institutional financial advisor for Prudential Securities. Mr. Ault has also previously served as an institutional account executive for Dean Witter Reynolds.

            Ms. Silverstein, age 33, has been Chief Executive Officer of Ault Glazer since October 2004. Prior thereto, she was Director of Operations since January 2001, having joined Ault Glazer in January 1999 as a Manager. From February 1996 to October 1998 she was employed by STV Communications, a media content and preview kiosk company, serving as Marketing Director since February 1998. Ms. Silverstein received her B.S. in Communications from the University of Miami.

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            A copy of the press release issued by the Company in connection with the Special Meeting of Stockholders is attached hereto as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

            99. Press Release dated October 25, 2004.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRANKLIN CAPITAL CORPORATION


                                 By: /s/ Milton "Todd" Ault III
                                     -------------------------------------------
                                     Name: Milton "Todd" Ault III
                                     Title: Chairman and Chief Executive Officer

                                 Date: October 27, 2004